                                                                    EXHIBIT 21.1

                              10-K SUBSIDIARY LIST


Koons Ford, Inc.
D/b/a World Ford Hollywood; World Auto Center; World Automotive Group Florida corporation

Courtesy Ford, Inc.
D/b/a World Ford Kendall
Florida corporation

Flamingo Ford, Inc.
D/b/a World Ford Homestead
Florida corporation

Bob Howard Automotive - H, Inc.
D/b/a
Oklahoma corporation

Bob Howard Chevrolet, Inc.
D/b/a Bob Howard Subaru
Bob Howard Chevrolet-Geo
Oklahoma corporation

Bob Howard Dodge, Inc.
D/b/a N/A
Oklahoma corporation

Bob Howard Motors, Inc.
D/b/a Bob Howard Toyota
Oklahoma corporation

Bob Howard Nissan, Inc.
D/b/a N/A
Oklahoma corporation

Jim Tidwell Ford, Inc.
D/b/a N/A
Georgia Corporation

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Howard Pontiac-GMC, Inc.
D/b/a Bob Howard GMC Truck
Oklahoma corporation

Bob Howard Automotive-East, Inc.
D/b/a South Pointe Chevrolet
Oklahoma corporation

Bob Howard German Imports, Inc.
D/b/a Benchmark Motors
Oklahoma corporation

Casa Chevrolet Inc.
Dba/ N/A
New Mexico corporation

Casa Chrysler Plymouth Jeep, Inc.
Dba/  Westside Chrysler Plymouth Jeep
New Mexico corporation

Sunshine Buick Pontiac GMC Truck, Inc.
Dba/
New Mexico corporation

Chaperral Dodge, Ltd.
D/b/a N/A
Texas limited partnership



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Colonial Chrysler-Plymouth, Ltd.
D/b/a N/A
Texas limited partnership

Courtesy Nissan, Inc.
D/b/a N/A
Texas corporation

KuTZ-DC, Ltd. (formerly McKinney Dodge, Inc.)
D/b/a
Texas corporation

Kutz Auto Group, Inc.
(merged into Group 1 Associates on 2/10/00)
D/b/a
Texas corporation

Luby Chevrolet Co.
D/b/a
Delaware corporation

Highland Autoplex, Inc.
D/b/a Maxwell Highland
Texas corporation

MMK Interests, Inc.
(merged into Group 1 Associates on 2/10/00)
(Prestige Chrysler Plymouth, Inc. &
Maxwell Chrysler Plymouth Dodge, Inc.
merged into MMK Interests)
D/b/a
Texas corporation

Maxwell Chrysler Plymouth Dodge Jeep Eagle, Ltd.
D/b/a Maxwell Superstore
Texas limited partnership

Prestige Chrysler Plymouth Northwest, Ltd.
D/b/a Maxwell Dodge
Texas limited partnership



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Prestige Chrysler Plymouth South, Ltd.
D/b/a Maxwell South
Texas limited partnership

Maxwell Texas Management, Inc.
Merged into MMK Interests
D/b/a
Delaware corporation

Group 1 LP Interests-DC, Inc.
(formerly Group 1 Holdings-CC, Inc. ,
formerly Prestige Maxwell, Inc.)
D/b/a
Delaware corporation

Maxwell Ford, Ltd.
D/b/a
Texas limited partnership

Group 1 Holdings - F, Inc.
(formerly Maxwell Holdings, Inc.)
D/b/a
Delaware corporation

Group 1 Ford, Inc.
D/b/a Maxwell Ford of Elgin
Texas corporation

Round Rock Nissan, Inc.
D/b/a Maxwell Nissan Round Rock
Texas corporation

Smith, Liu & Kutz, Inc.
D/b/a
Texas corporation

Town North Imports, Inc.
D/b/a Town North Mitsubishi
Texas corporation

Town North Nissan, Inc.
D/b/a Maxwell Nissan Mitsubishi North
Texas corporation



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

Town North Suzuki, Inc.
D/b/a
Texas corporation

Foyt Motors, Inc.
D/b/a A.J. Foyt Honda/Isuzu
Texas corporation

McCall-TL, Ltd. (formerly SMC Luxury Cars, Inc.)
D/b/a Sterling McCall Lexus
D/b/a Lexus of Clear Lake
Texas limited partnership

McCall-HA, Ltd. (formerly Smith, Liu & Corbin, Inc.)
D/b/a Acura Southwest
Texas limited partnership

McCall-T, Ltd. (formerly Southwest Toyota, Inc.)
D/b/a Sterling McCall Toyota
Texas limited partnership

Lubbock Motors - F, Ltd.
D/b/a Gene Messer Ford
Texas limited partnership

Lubbock Motors - T, Ltd.
D/b/a Gene Messer Toyota
Texas limited partnership

Lubbock Motors - M, Inc.
(formerly Lubbock Automotive - M, Inc.)
D/b/aGene Messer Mitsubishi,
Gene Messer Volkswagon,
Gene Messer Kia
Delaware corporation




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Lubbock Motors, Ltd. (formerly Lubbock Motors, Inc.)
D/b/a The Credit Connection
Texas limited partnership

Rockwall Automotive - F, Ltd.
D/b/a Rockwall Ford-Mercury
Texas limited partnership

Amarillo Motors -C, Ltd.
D/b/a Gene Messer Cadillac
D/b/a Gene Messer Mitsubishi
Texas limited partnership

Amarillo Motors - F, Ltd.
D/b/a Amarillo Ford
Gener Messer Ford of Amarillo
Texas limited partnership

Amarillo Motors - J, Ltd.
D/b/a Gene Messer Jeep
Gene Messer Chrysler-Plymouth
Gene Messer Chrysler-Plymouth Jeep
Texas limited partnership

Mike Smith Automotive - N, Inc.
D/b/a Mike Smith Nissan
Texas corporation

Mike Smith Autoplaza, Inc.
D/b/a
Texas corporation

Mike Smith Autoplex, Inc.
D/b/a
Texas corporation





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

Mike Smith Autoplex Dodge, Inc.
d/b/a
Texas corporation

Mike Smith Autoplex-German Imports, Inc.
D/b/a
Texas corporation

Mike Smith Autoplex-V, Inc.
D/b/a
Texas corporation

Mike Smith GM, Inc.
D/b/a
Delaware corporation

Mike Smith Motors, Inc.
D/b/a
Texas corporation

Mike Smith Imports, Inc.
D/b/a
Texas corporation

Smith Automotive Group, Inc.
(DISSOLVED July 30, 1999)
Texas corporation

Harvey Holdings, Inc.
D/b/a
Delaware corporation

Harvey -T, Inc.
D/b/a
Delaware corporation

Harvey Ford, LLC
D/b/a Don Bohn Ford
Delaware corporation




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
Harvey GM, LLC                               McCall-H, Inc.
D/b/a Don Bohn Buick-Pontiac-GMC             D/b/a N/A
Delaware corporation                         Texas corporation

Harvey Operations-T, LLC                     McCall-SI, Inc.
D/b/a Bohn Bros. Toyota                      D/b/a N/A
Delaware corporation                         Texas corporation

Perimeter Ford, Inc.                         Amarillo Motors-SM, Ltd.
D/b/a                                        D/b/a N/A
Delaware corporation                         Texas limited partnership

Jim Tidwell Ford, Inc.                       Lubbock Motors-SH, Ltd.
(formerly GPI Atlanta, Inc.)                 D/b/a N/A
D/b/a                                        Texas limited partnership
Delaware corporation
                                             Lubbock Motors-S, Inc.
Key Ford, Inc.                               D/b/a N/A
D/b/a                                        Texas corporation
Florida corporation
                                             Howard-DC, Inc.
Shamrock Chevrolet, Inc.                     D/b/a N/A
D/b/a                                        Delaware corporation
Florida corporation
                                             Howard-GM, Inc.
Group 1 Realty, Inc.                         D/b/a N/A
D/b/a N/A                                    Delaware corporation
Delaware corporation
                                             Howard-HA, Inc.
IRA Automotive Group, LLC                    D/b/a N/A
D/b/a N/A                                    Delaware corporation
Delaware corporation
                                             Howard-H, Inc.
Danvers-DC, Inc.                             D/b/a N/A
D/b/a IRA Jeep                               Delaware corporation
Delaware corporation
                                             Howard-SI, Inc.
Danvers-DC II, Inc.                          D/b/a N/A
D/b/a IRA-Dodge-Medford                      Delaware corporation
Delaware corporation
                                             Group 1 Associates, Inc.
Danvers-GM, Inc.                             (formerly Group 1 Holdings Inc.)
D/b/a IRA Pontiac-Buick                      D/b/a N/A
Delaware corporation                         Delaware corporation

Danvers-S, Inc.
D/b/a IRA Mazda-Isuzu
IRA Porsche-Audi
Delaware corporation

Danvers-SU, Inc.
D/b/a IRA Subaru
Delaware corporation

Danvers-T, Inc.
D/b/a IRA Toyota
Delaware corporation

Danvers-TL, Inc.
D/b/a IRA Lexus
Delaware corporation


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